UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2011

Commission File No. 0-15360

Bioject Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-15360	93-1099680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20245 SW 95th Avenue

Tualatin, Oregon 97062

(Address of Principal Executive Offices)

(503) 692-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 10, 2011, we amended our Bylaws to permit committees of our Board of Directors to be made up of one or more members. Before the amendment, committees of our Board of Directors were required to have at least two members. A copy of the bylaws, as amended, is attached to this current report as Exhibit 3.1 and is incorporated herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

3.1	Second Amended and Restated Bylaws of Bioject Medical Technologies, Inc., as amended March 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2011	BIOJECT MEDICAL TECHNOLOGIES, INC.
(Registrant)

/s/ Christine M. Farrell
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)

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